UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 29, 2010

IRS Employer
Commission	Registrant; State of Incorporation;	Identification
File Number	Address; and Telephone Number	Number
1-13739	UNISOURCE ENERGY CORPORATION (An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000	86-0786732

1-5924	TUCSON ELECTRIC POWER COMPANY (An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000	86-0062700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

UniSource Energy Corporation is making presentations to investors and analysts from October 31, 2010 to November 2, 2010. The presentation will be available at http://ir.uns.com/presentations.cfm beginning on October 29, 2010. The presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1       UniSource Energy Corporation Presentation to Investors and Analysts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2010	UNISOURCE ENERGY CORPORATION

(Registrant)

/s/ Kevin P. Larson

Senior Vice President and Chief Financial Officer

Date: October 29, 2010	TUCSON ELECTRIC POWER COMPANY

(Registrant)

/s/ Kevin P. Larson

Senior Vice President and Chief Financial Officer